FORM 8


                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                           __________________________


                        AMENDMENT TO APPLICATION OR REPORT

                     Filed Pursuant to Section 12, 13 or 15(d)

                      of the Securities Exchange Act of 1934

                           __________________________

                        UNITED SYSTEMS TECHNOLOGY, INC.

                               AMENDMENT NO. 1

                           __________________________


  	The undersigned registrant hereby amends the following items, financial statements, exhibits to other portions of its changes in registrant's certifying accountant on Form 8-K, filed on November 30, 1995, as set forth in the pages attached hereto:


  	Item 7. (a) - Financial statements for QDS Acquisitions, Inc. ("QDS") for
                 the period	ended August 31, 1995.


  	Item 7 (b) - Proforma financial statements for the periods ended September 30, 1995 and December 31, 1994.


                   					United Systems Technology, Inc.
                  Pro Forma Consolidated Financial Statements
                               (Unaudited)
  	The accompanying unaudited pro forma consolidated balance sheet and statement of operations reflect the 1995 acquisition of QDS (which occurred in November 1995) as though it had occurred on January 1, 1994.

  	The unaudited pro forma consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated as of January 1, 1994, nor which may result from future operations. The pro forma statements are based upon available information and certain assumptions that the Company believes are reasonable.

                          QDS Acquisitions, Inc.
                             Balance Sheet
                                           					August 31,
                                             					1995
                                          					(Unaudited)
 Current Assets
Cash and cash equivalents	                    	$  	3,715
Trade accounts receivable				                    	77,516
Prepaid expenses and other 			                  		17,152

 Total current assets				                        	98,383

Property and equipment, net				                  	49,795
Goodwill, net		                               			275,502
Software development costs, net				             	224,575
Deposits and other			                            		3,750
                                            					553,622

  Total assets			                             	$	652,005

 Liabilities and Stockholders' Equity
Current Liabilities
  Trade accounts payable		                    	$ 	82,230
  Other accrued expenses				                      	1,740
  Deferred revenue				                          	179,636

  Total current liabilities                 					263,606

Total liabilities                           					263,606

Commitments and contingencies				                  	-

 Stockholders' Equity
Common stock                                					200,829
Accumulated deficit	                         				187,570

Total stockholders' equity				                  	388,399

Total liabilities and stockholders' equity			 	$	652,005

                             QDS Acquisitions, Inc.
                            Statements of Operations
                                (Unaudited)

                                    					Twelve Months Ended
                                           					August 31,
                                              					1995
Revenue
	Software packages	                          		$	208,357
	Installation, training and
	    customer support			                         	13,130
	Maintenance		                                 		262,215
	Equipment sales and commissions			              	92,495
	Other			                                       	125,321
                                            					701,518
Costs and expenses
	Salaries and contract labor	                 			430,700
	Other general, administrative and
	  selling expense			                           	359,731
	Depreciation and amortization			                	46,656
	Commissions 			                                 	25,659
	Cost of equipment sold			                       	62,217
                                            					924,963
Loss from operations				                       	(223,445)

Nonoperating income (expense)
  Interest expense                          					(22,273)
  Interest income                                 					0
                                            					(22,273)

Net loss                                  				$	(245,718)

                 United Systems Technology, Inc. and Subsidiary
                          Profoma Balance Sheet

                              USTI	         QDS			                 Combined
                          	September 30,	August 31,   	Proforma   	Proforma
                           			1995	         1995	    Adjustments	Balance Sheet
Current Assets
Cash and cash equivalents		$	118,923      	3,715 	      (3,715)	<a>  	118,923
Trade accounts receivable 			414,035     	77,516      	(24,886)	<a>  	466,665
Prepaid expenses and other		  	2,916     	17,152      	(17,152)	<a>	    2,916

 Total current assets		     	535,874     	98,383 	     (45,753)   	  	588,504

Property and equipment, net		152,234     	49,795      	(24,795)	<b>  	177,234
Goodwill, net           			1,059,423    	275,502     	(144,713)	   	1,190,212
Software development costs,
net                       			473,271     	224,575 	   (224,575)	<b>  	473,271
Purchased software, net	   		136,018 	                 	75,000 	<b>	  211,018
Deposits and other         			25,416       	3,750      	(3,750)	<a>	   25,416
                        			1,846,362     	553,622    	(322,833)	   	2,077,151

       Total assets	    	$	2,382,236 	    652,005    	(368,586)   		2,665,655

 Liabilities and Stockholders' Equity
Current Liabilities
  Current portion of
 capital leases	            	$	67,739        	-                     			67,739
  Trade accounts payable	   		289,328      	82,230     	(72,957)	<a> 	298,601
  Accrued payroll		           	24,284        	-		                     	24,284
  Accrued interest -
 related party			              66,039        	-                     			66,039
  Other accrued expenses		   	101,403       	1,740       	17,260 	<a>	120,403
  Deferred revenue	         		645,382     	179,636        	8,010 	<a>	833,028

Total current liabilities			1,194,175     	263,606      	(47,687) 		1,410,094

Notes payable - related party		50,000         	-	                    		50,000
  Capital leases,
net of current portion		      	16,694         	-                    			16,694

Total liabilities	        		1,260,869      263,606      	(47,687)	 	1,476,788

Commitments and contingencies		 	-            	-            	-         		-

 Stockholders' Equity
Preferred stock	            		205,000                              				205,000
Common stock	             		3,364,315     	200,829       299,171	<d>	3,864,315
Additional paid-in capital		4,589,651 	                	(432,500)<d>	4,157,151
Accumulated deficit	     		(7,037,599)	    187,570     	(187,570)		(7,037,599)

Total stockholders' equity		1,121,367     	388,399     	(320,899)	  	1,188,867
Total liabilities and
   stockholders' equity		$	 2,382,236     	652,005     	(368,586)		 2,665,655

  <a> - To adjust the value assets purchased and liabilities assumed.
  <b> - To refect fair market value of assets purchased.
      - To reflect value of goodwill recorded in the amount of $130,789.
  <d> - To reflect the issuance of 5,000,000 shares of the Company's
        Common Stock as the purchase price in the transaction.


                 United Systems Technology, Inc. and Subsidiary
                        Profoma Statement of Operations
                                (Unaudited)

                           				USTI         	QDS
                           	Nine Months  	Nine Months 		         	Combined
                              	Ended	       Ended			              Proforma
                        				September 30,	August 31,	  Proforma	 Statement of
                           				1995	        1995	    Adjustments		Opertaions
Revenue
	Software packages	       	$	182,636     	141,974               			324,610
	Installation, training and						                                       	0
	    customer support		     	387,057      	11,660 		              	398,717
	Maintenance	              		736,518     	230,947               			967,465
	Equipment sales and
commissions		                	51,092      	72,302               			123,394
	Other	                      		4,159      	97,549               			101,708
                       				1,361,462     	554,432           	0 		1,915,894
Costs and expenses
Salaries and contract labor		893,533 	    333,324             			1,226,857
	Other general, administrative and
	  selling expense		        	451,744      274,355               			726,099
Depreciation and amortiz.   	379,339      	34,758     	(9,963)	<a>	404,134
	Commissions 			              25,472      	15,502                			40,974
	Cost of equipment sold			    39,548      	48,652                			88,200
                       				1,789,636     	706,591     	(9,963)	 	2,486,264
Loss from operations			    	(428,174)   	(152,159)	     9,963   		(570,370)

Nonoperating income (expense)
  Interest expense			       	(15,040)    	(15,902)    	15,902     	(15,040)
  Interest income		          		9,526        	-	                    		9,526
                          				(5,514)    	(15,902)	    15,902     		(5,514)

Net loss	               		$	(433,688)	   (168,061)    	25,865   		(575,884)

Net loss per common share	$   	(0.01)                            				(0.01)

Weighted average number of
 shares outstanding	   			33,634,163 	             	5,000,000 <b>38,634,163


  <a> To reflect depreciation and amortization expense resulting from the transaction.
  <b> To reflect the issuance of 5,000,000 shares of the Company's
      Common Stock in tranaction.

                     United Systems Technology, Inc. and Subsidiary
                           Profoma Statement of Operations
                                  (Unaudited)

                          				USTI          	QDS
                     			 	Twelve Months	Twelve Months		           	 Combined
                          				Ended	        Ended		               	 Proforma
                         		December 31, 	December 31, 	Proforma		 Statement of
                          				1994         	1994    	Adjustments		 Opertaions
Revenue
	Software packages	       	$	329,976     	201,604                 		 	531,580
	Installation, training and
	    customer support		     	713,942      	21,211 			                 735,153
	Maintenance		            	1,145,403     	184,533                			1,329,936
	Equipment sales and
   commissions		             	95,757 	     93,390                  			189,147
	Other	                     		10,220      	98,352                  			108,572
                       				2,295,298     	599,090            	0   		2,894,388
Costs and expenses
Salaries and contract labor1,364,627     	365,986 		               	1,730,613
	Other general, administrative and
	  selling expense		      	1,020,438     	320,939                			1,341,377
	Depreciation and amortiz. 		798,147      	46,019      	(12,959)	<a> 	831,207
	Commissions 		              	36,395      	23,874 		                  	60,269
	Cost of equipment sold		    	62,846      	60,863                  			123,709
                       				3,282,453     	817,681      	(12,959)  		4,087,175
Loss from operations			    	(987,155)   	(218,591)	      12,959  		(1,192,787)

Nonoperating income (expense)
  Interest expense       				(85,322)    	(11,303)                			(96,625)
  Interest income			             	33        	-                         			33
  Loss on sale of assets				(181,658)       	-                   			(181,658)
  Other		                  		(18,618)       	-                    			(18,618)
                        				(285,565)    	(11,303)           	0   		(296,868)

Net loss	             		$	(1,272,720)	   (229,894)	      12,959 		(1,489,655)

Net loss per common share		 	$	(0.05)			                              	(0.05)

Weighted average number of
 shares outstanding	    			26,103,180               		5,000,000	<b>31,103,180


  <a> To reflect depreciation and amortization expense resulting from the transaction.
  <b> To reflect the issuance of 5,000,000 shares of the Company's
      Common Stock in tranaction.

                                  Signatures


  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         United Systems Technology, Inc.


Date:	January 26, 1996		     By: /s/ Randall L. McGee_________
                             								Randall L. McGee, Secretary
                             								and Treasurer (Principal Financial
                             								and Accounting Officer)